                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 1996
                                                 ------------------------------

                               M.A. Hanna Company
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                       1-5222                      34-023435
-----------------              --------------            --------------------
(State Or Other                 (Commission                (I.R.S. Employer
 Jurisdiction                   File Number)             Identification Number)
Of Incorporation)

          Suite 36-5000, 200 Public Square, Cleveland, Ohio 44114-2304
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (216) 589-4000
                                                    --------------

                                     Exhibit Index Appears on sequential page 3.

Item 5.           Other Events.
                  -------------

                  The Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-5763), which was declared effective on November 8, 1996.

         1. Selling Agency Agreement, dated as of December 4, 1996, by and among M. A. Hanna Company, Salomon Brothers Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         2.       Opinion of Jones, Day, Reavis
                  & Pogue relating to certain tax matters

         3.       Consent of Jones, Day, Reavis & Pogue

                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        M.A. HANNA COMPANY

Date:  December 17, 1996                By:      /s/ John S. Pyke, Jr.
                                                 ---------------------
                                        Name:  John S. Pyke, Jr.
                                        Title: Vice President and
                                        Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit           Description of Exhibit
-------           ----------------------

4.2 Selling Agency Agreement, dated as of December 4, 1996, by and among M. A. Hanna Company, Salomon Brothers Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated

8.1               Opinion of Jones, Day, Reavis
                  & Pogue relating to tax matters

23.4              Consent of Jones, Day, Reavis & Pogue
                  (included in Exhibit 8.1)